UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2019

ATLANTIC POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-34691	55-0886410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (617) 977-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On May 24, 2019, Manchief Holding LLC (the “Seller”), a subsidiary of Atlantic Power Corporation (“Atlantic Power” or the “Company”) executed an agreement with Public Service Co. of Colorado (“PSCo” or the “Buyer”), a subsidiary of Xcel Energy, Inc., to sell the Company’s Manchief power plant (the “Sale”) for cash proceeds of $45.2 million, subject to working capital and other customary adjustments. Proceeds of the sale are expected to be used to reduce the remaining principal amount of the Company’s Senior Secured Term Loan. PSCo is the current customer under the Manchief Power Purchase Agreement (“PPA”). Manchief is an approximately 300 megawatt gas-fired peaking facility that entered commercial operation in July 2000. The plant is dispatchable by the customer under the terms of the PPA. In November 2017, the Company submitted several proposals in PSCo’s 2017 All-Source Solicitation for its longer-term energy supply needs. In June 2018, the Company was notified by PSCo that PSCo had selected the proposal under which it would acquire Manchief at the end of the PPA term.

The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. The Sale is subject to various closing conditions and approvals, including obtaining approval of the Federal Energy Regulatory Commission and the Colorado Public Utilities Commission. The Purchase Agreement contains certain termination rights for both the Seller and PSCo. The Sale is expected to close in May 2022, following the expiration of the PPA.

In connection with the Purchase Agreement, upon closing of the Sale, the Company will enter into a Guaranty Agreement (the “Guaranty Agreement”), under which it will agree to absolutely, unconditionally and irrevocably guarantee the full and prompt payment of all payment obligations of the Seller under the Purchase Agreement as and when they shall become due.

The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter end June 30, 2019, as required under the rules of the Securities Exchange Act of 1934, as amended.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Please refer to the discussion of the Guaranty Agreement under Item 1.01 above, which is incorporated under this Item 2.03 by reference.

Item 7.01                                           Regulation FD Disclosure

On May 28, 2019, the Company issued a press release announcing the purchase agreement described under Item 1.01. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated May 28, 2019.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K  may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward looking information,” as such term is used in Canadian securities laws (referred to as “forward looking statements”). These “forward looking statements”, which reflect the expectations of management regarding the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects. These statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of the words “may,” “will,” “should,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect” or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. Examples of such statements in this press release include, but are not limited, to statements with respect to the following:

•                  the Company’s expectation that closing will occur in May 2022, following the expiration of the PPA; and

•                  the Company’s expectation that proceeds of the sale will be used to reduce the remaining principal amount of its Senior Secured Term Loan.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. Please refer to the factors discussed under “Risk Factors” and “Forward-Looking Information” in the Company’s periodic reports as filed with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulators from time to time for a detailed discussion of the risks and uncertainties affecting the Company. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this Current Report on Form 8-K  and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: May 28, 2019	By:	/s/
Name: Terrence Ronan
Title: Chief Financial Officer